================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2006
                                                            -----------

                           SONA MOBILE HOLDINGS CORP.
                           --------------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                     0-12817                 95-3087593
----------------------------          -------------          -------------------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)

                 825 Third Avenue
                New York, New York                                 10022
---------------------------------------------------         --------------------
      (Address Of Principal Executive Office)                    (Zip Code)

        Registrant's telephone number, including area code (212) 918-0584
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS;

     (b) On May 5, 2006, John Bush resigned as the President and Chief Executive
Officer of Sona Mobile Holdings Corp. ("Sona").

     (c) (1) The Board of Directors immediately appointed Shawn Kreloff, currently Chairman of Sona, to replace Mr. Bush.

         (2) Mr. Kreloff, 43 years old, has been Chairman of Sona and a Director since September 2004. He also oversees the company's entertainment and gaming division. From September 2003 to September 2004, he served as a managing director of, and investor in, Jumpstart Capital Partners. From September 2002 to
April 2003, Mr. Kreloff was executive vice president of sales, marketing and business development of Predictive Systems Corp., a network infrastructure and security consulting company. Mr. Kreloff was a founding investor of Insight
First, a company that provides analytics software, which was sold to 24/7 Media
(Nasdaq: TFSM) in 2003. From 1999 to 2002, he served as executive vice president of business development of Opus360 Corporation. Opus360 was acquired by Artemis
International Solutions (OTC: AMSI) in 2002. From September 2004 to January
2006, Mr. Kreloff served on the board of directors of Secured Services, Inc.
(OTCBB: SSVC.OB). Mr. Kreloff also served on the board of directors of Hudson
Williams, a computer consulting firm, from 1999 through 2004, when it was acquired by Keynote Systems (Nasdaq NM: KEYN). Mr. Kreloff holds a BS degree in
Operations Research from Syracuse University, 1984.

ITEM 8.01: OTHER EVENTS.

     On May 9, 2006, Sona issued a press release a copy of the press release is attached as Exhibit 99.1.

ITEM 9.01: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits:

EXHIBIT
NUMBER           DESCRIPTION
-------          -----------

99.1             Press release dated May 9, 2006

                                       2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Sona Mobile Holdings Corp.

Dated: May 10, 2006                              By: /s/ SHAWN KRELOFF
                                                     ---------------------------
                                                     Shawn Kreloff,
                                                     Chief Executive Officer

                                       3